                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated March 29, 1996, relating to the consolidated financial statements of Charter Communications Southeast Holdings, L.P. as of and for the years ended December 31, 1995 and 1994, (and to all references to our Firm) included in or made a part of this Registration Statement No. 333-3772.

ARTHUR ANDERSEN LLP

St. Louis, Missouri,
  June 18, 1996


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated June 17, 1996, relating to the financial statements of Charter Communications Southeast Holdings Capital Corporation as of and for the three months ended March 31, 1996 (and to all references to our Firm) included in or made a part of this Registration Statement No. 333-3772.



ARTHUR ANDERSEN LLP



St. Louis, Missouri,


  June 18, 1996

                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated March 29, 1996, relating to the consolidated financial statements of Charter Communications Southeast, L.P. as of and for the years ended December 31, 1995 and 1994, (and to all references to our Firm) included in or made a part of this Registration Statement No. 333-3772.



ARTHUR ANDERSEN LLP



St. Louis, Missouri,


  June 18, 1996



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated June 17, 1996, relating to the financial statements of Charter Communications Southeast Capital Corporation as of and for the three months ended March 31, 1996 (and to all references to our Firm) included in or made a part of this Registration Statement No. 333-3772.



ARTHUR ANDERSEN LLP



St. Louis, Missouri,


  June 18, 1996

                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated February 23, 1996, relating to the consolidated financial statements of Charter Communications II, L.P. as of and for the year ended December 31, 1995, (and to all references to our Firm) included in or made a part of this Registration Statement No. 333-3772.



ARTHUR ANDERSEN LLP



St. Louis, Missouri,


  June 18, 1996



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated February 23, 1996, relating to the financial statements of Charter Communications, L.P. as of and for the years ended December 31, 1995 and 1994, (and to all references to our Firm) included in or made a part of this Registration Statement No. 333-3772.



ARTHUR ANDERSEN LLP



St. Louis, Missouri,


  June 18, 1996

                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated September 22, 1995, relating to the combined financial statements of The Subscriber/Citation Cable Systems for the four months ended April 30, 1994 and as of and for the year ended December 31, 1993, (and to all references to our Firm) included in or made a part of this Registration Statement No. 333-3772.



ARTHUR ANDERSEN LLP



St. Louis, Missouri,


  June 18, 1996



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated September 22, 1995, relating to the combined financial statements of The Jefferson/LaGrange Cable Systems for the four months ended April 30, 1994 and as of and for the year ended December 31, 1993, (and to all references to our Firm) included in or made a part of this Registration Statement No. 333-3772.



ARTHUR ANDERSEN LLP



St. Louis, Missouri,


  June 18, 1996

                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated June 23, 1995, relating to the combined financial statements of Cencom Cable Operating Systems as of and for the year ended December 31, 1994, (and to all references to our Firm) included in or made a part of this Registration Statement No. 333-3772.



ARTHUR ANDERSEN LLP



St. Louis, Missouri,


  June 18, 1996



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated February 21, 1996, relating to the combined financial statements of Cencom Cable Income Partners, L.P. - Clarksville, Ft. Gordon, Camp LeJeune, Tryon Systems as of and for the years ended December 31, 1995 and 1994, (and to all references to our Firm) included in or made a part of this Registration Statement No. 333-3772.



ARTHUR ANDERSEN LLP



St. Louis, Missouri,


  June 18, 1996

                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated March 29, 1996, relating to the financial statements of Cencom Cable Income Partners II, L.P. - Anderson County System as of and for the year ended December 31, 1995 (and to all references to our Firm) included in or made a part of this Registration Statement No. 333-3772.



ARTHUR ANDERSEN LLP



St. Louis, Missouri,


  June 18, 1996



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated March 29, 1996, relating to the financial statements of Cencom Partners, L.P. - Lincolnton System as of and for the year ended December 31, 1995 (and to all references to our Firm) included in or made a part of this Registration Statement No. 333-3772.



ARTHUR ANDERSEN LLP



St. Louis, Missouri,


  June 18, 1996

                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated March 29, 1996, relating to the financial statements of Cencom Partners, L.P. - Sanford System as of and for the year ended December 31, 1995 (and to all references to our Firm) included in or made a part of this Registration Statement No. 333-3772.



ARTHUR ANDERSEN LLP



St. Louis, Missouri,


  June 18, 1996



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated June 17, 1996, relating to the financial statements of Charter Communications Southeast Properties, Inc., as of December 31, 1995 (and to all references to our Firm) included in or made a part of this Registration Statement No. 333-3772.



ARTHUR ANDERSEN LLP



St. Louis, Missouri,


  June 18, 1996